Exhibit 99.1

FOR IMMEDIATE RELEASE
July 27, 2026

Cadiz Inc. Announces CFO Succession

Jacinto J. Hernandez named executive vice president of finance and chief financial officer; Stanley E. Speer to retire in September 2026.

LOS ANGELES, Calif. — Cadiz, Inc. (NASDAQ: CDZI, CDZIP) (“Cadiz” or the “Company”) today announced that Jacinto J. Hernandez has been named the Company’s next Chief Financial Officer, effective September 1, 2026. Hernandez succeeds Stanley E. Speer, who will retire after 17 years with the Company and continue in an advisory role through December 31, 2026, to facilitate the transition. As part of the planned leadership transition, the Company’s Controller, Teffiny Bagnara, has been promoted to Vice President.

“We’re excited to have Jacinto join Cadiz as the Company enters its next phase of growth,” said Susan Kennedy, Chief Executive Officer of Cadiz. “Jacinto brings vast and unique capital markets expertise to Cadiz. Over his 26 years career, he has helped fund large infrastructure projects, seeded growth companies, and worked closely with boards and management teams to hone and distill strategy, evaluate mergers and acquisitions, and create long-term value for shareholders. He understands how to navigate periods of transformational growth to maximize returns. We are excited to welcome him to Cadiz.”

Kennedy continued, “Stan Speer has been an exceptional partner over the past decade. His financial leadership helped transform Cadiz from a development-stage company into one that is now entering construction and commercial execution. We are deeply grateful for his commitment to the Company and our shareholders and look forward to working together throughout this transition.”

“Over the past several weeks, I’ve had the opportunity to get to know the Cadiz team and deeply diligence the groundbreaking Mojave Groundwater Bank,” said Hernandez. “Cadiz is solving the Southwest’s most intractable and urgent problem with a portfolio of innovative solutions. Its signature asset- the Cadiz Ranch- simply could not be replicated today. Cadiz has spent decades responsibly planning and permitting this project and I am excited to help commercialize the Mojave Groundwater Bank at a time when communities throughout the Colorado River Basin are experiencing dramatic reductions in their traditional water supplies, driving unprecedented demand for new water solutions.”

“Cadiz is in the right place at the right time with a broad array of solutions for supply, storage, and transport of water at a fraction of the cost of potential alternatives,” Hernandez continued. “Most importantly, the project has been thoughtfully developed with conservation at its core- preserving this precious resource for use by many generations. The Company also has additional growth opportunities in advanced water treatment, making Cadiz a unique platform for investors to get exposure to the growing end market for water solutions.”

Mr. Hernandez is the founder and principal of Cummings Consulting & Management, where he advises corporations and boards on capital allocation, mergers and acquisitions, and capital markets strategy. Previously, he spent 22 years with Capital Group and its subsidiary, Capital World Investors, where he served as a Partner and Investment Analyst evaluating and investing in companies across a broad range of industries and market capitalizations. During his tenure, he helped lead the research portfolio for one of the world’s largest growth mutual funds, held several leadership and operational roles, and built a successful investment track record across equities, convertible securities and high-yield debt. Throughout his career, he worked closely with management teams and boards on corporate strategy, capital allocation and long-term value creation.

Mr. Hernandez has also served on the boards of Pioneer Natural Resources Company (NYSE: PXD), Altria Group, Inc. (NYSE: MO), Aris Water Solutions, Inc. (NYSE: ARIS), Coterra Energy Inc. (NYSE: CTRA), and Devon Energy Corporation (NYSE: DVN). His board service has included audit, governance, nominating and ESG committees, with responsibility for overseeing corporate strategy, capital allocation, executive leadership and governance.

Mr. Hernandez earned a Bachelor of Science in Economics from Stanford University, with a minor in Political Science.

In connection with his employment, and subject to approval by the compensation committee of the Company’s board of directors and execution of an award agreement approved by the compensation committee, Mr. Hernandez will be granted 800,000 restricted stock units (“RSUs”) and 800,000 performance stock units (“PSUs”), which awards will be granted as inducement awards outside of the Company’s 2019 Equity Incentive Plan in accordance with, and pursuant to, Nasdaq Listing Rule 5635(c)(4). Of the RSUs, 200,000 will be fully vested upon grant, and the remaining 600,000 will vest in twelve approximately equal quarterly installments over three years, subject to Mr. Hernandez’s continued employment. The PSUs will vest in four tranches of 200,000 units each upon the Company’s common stock achieving certain price hurdles, subject to Mr. Hernandez’s continued employment, with any tranche whose price hurdle is not achieved within five years of grant to be forfeited. Additional details regarding the terms of the RSUs and PSUs granted to Mr. Hernandez are included in the current report on Form 8-K filed by the Company on July 27, 2026.

About Cadiz, Inc.

Cadiz, Inc. (NASDAQ: CDZI) is a water solutions and natural resources company developing long-term water supply, storage, conveyance and treatment solutions for communities, businesses, farmers and public agencies across the Southwest. Founded in 1983, Cadiz owns approximately 45,000 acres of land and 220 miles of pipeline assets in California’s Mojave Desert. Its assets include Cadiz Ranch, the largest agricultural operation in San Bernardino County; the Mojave Groundwater Bank, one of the largest new water supply and groundwater storage projects in the Lower Colorado River Basin; and ATEC Water Systems, which provides specialized groundwater treatment technology throughout the western United States. Visit the Company’s website at www.cadizinc.com

Contact:

Cadiz, Inc.

Courtney Degener

cdegener@cadizinc.com

cdzi@mzgroup.com

213-271-1600

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “expect,” “plan,” “intend,” “projected,” “believe,” “anticipated,” “target,” “will,” “may,” “could,” “should,” “would,” and variations of such words and similar expressions.

Forward-looking statements in this press release include, without limitation, statements relating to the expected timing and effectiveness of the Company’s leadership transition, Mr. Hernandez’s anticipated contributions as Chief Financial Officer, the Company’s growth prospects and strategic plans, and the demand for water supply, storage and treatment solutions in the Southwest. These forward-looking statements are based on current expectations, estimates, projections and assumptions that involve significant risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in, or implied by, the forward-looking statements. Such statements involve known and unknown risks and uncertainties that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Additional information regarding factors that may affect the Company’s forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent filings under the Securities Act and Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.